SUPPLEMENT DATED OCTOBER 16, 2009
TO THE PROSPECTUS FOR PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
DATED MAY 1, 2009
(as supplemented on May 4, 2009, May 21, 2009, June 19, 2009,
August 25, 2009, and September 18, 2009)
(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)
This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

MANAGEMENT OF THE FUNDS

Spectrum Asset Management, Inc. (“Spectrum”)
Add the following to the biographical information for Bernard M. Sussman: Mr. Sussman has informed
Spectrum that he will retire effective December 31, 2009.